Earnings per share	12 Months Ended
Dec. 31, 2019
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Earnings per share
21.	Earnings per share
Basic earnings per share is computed by dividing the net income attributable to owners of Turquoise Hill by the weighted average number of common shares outstanding during the period. As of December 31, 2019 and 2018, the Company had not issued any equity instruments that are potentially dilutive to earnings per share.